UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2014

TRANSMONTAIGNE PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1670 Broadway, Suite 3100, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-626-8200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2014, Charles L. Dunlap notified TransMontaigne Partners L.P. (the “Partnership”) of his intention to retire from his position as the Chief Executive Officer of TransMontaigne GP L.L.C. (the “General Partner”) and as President, Chief Executive Officer and member of the board of directors of TransMontaigne Inc., and the other subsidiaries of the Partnership and TransMontaigne Inc., each to be effective November 7, 2014.  The General Partner is responsible for managing the operations and activities of the Partnership since the Partnership does not have its own officers or employees.

On October 20, 2014, the Board of Directors of the General Partner appointed Frederick W. Boutin to serve as Chief Executive Officer of the General Partner, effective November 7, 2014.  Mr. Boutin was also appointed to serve as the President and Chief Executive Officer of TransMontaigne Inc., effective November 7, 2014.  Mr. Boutin, age 58, has served as Executive Vice President and Chief Financial Officer of the General Partner since January 2008 and as its Treasurer since February 2005.  Mr. Boutin has served as Executive Vice President of TransMontaigne Inc. since February 2008, as its Treasurer since June 2003 and as its Senior Vice President from September 1996 to January 2008.

On October 20, 2014, the Board of Directors of the General Partner appointed Robert Fuller to serve as the Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer of the General Partner, effective November 7, 2014.  Mr. Fuller was also appointed to serve as the Executive Vice President, Chief Financial Officer and Treasurer of TransMontaigne Inc., effective November 7, 2014.  Mr. Fuller, age 45, has served as Vice President and Chief Accounting Officer of the General Partner since January 2011 and as its Assistant Treasurer since February 2012.  Prior to his employment with TransMontaigne Services Inc. beginning in July of 2010, Mr. Fuller spent 13 years with KPMG LLP.

Item 8.01  Other Events.

On October 20, 2014, the Partnership issued a press release announcing the foregoing transitions of the executive officers of the General Partner.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Partners L.P. press release dated October 20, 2014.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRANSMONTAIGNE PARTNERS L.P.

	By:	TransMontaigne GP L.L.C., its general partner

Date: October 20, 2014	By:	/s/ Frederick W. Boutin
Frederick W. Boutin
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Partners L.P. press release dated October 20, 2014.